Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NORTH CAROLINA

WILSON DIVISION

In the Matter of:	Case No.:
CAPE FEAR BANK CORPORATION	09-05179-8-JRL
Debtor	Chapter 11

MONTHLY REPORT OF CORPORATE DEBTOR IN POSSESSION/TRUSTEE

FOR THE MONTH OF AUGUST     , 2009.

I. Summary of Business Operations:

1(a). Please summarize debtor’s activities for the month:

No active operating business. Processed payroll/vendor invoices, reviewed 2008 tax returns, posted General Ledger, prepared financial statements, and handled shareholder inquiries.

(b) Did operations meet the debtor’s expectations/projections this month? If no, what affected profitability?

Yes.

2. Did the debtor have any significant receipts or disbursements this month that were one time only, that will not necessarily occur in each month going forward? (i.e receipt of insurance proceeds, receipt of refunds, payment of annual or quarterly premiums, large repair expenses, etc.) If yes, please describe:

No.

3. Does the debtor expect to make any changes to its business in the next 30 days? If yes, please describe:

No.

II. Summary of Chapter 11 Activities

1. Were any transactions this month outside of the ordinary course of business? (i.e. sale of property, loans from third parties, large purchases, etc.) If yes, please describe:

No.

2. What steps has the debtor taken toward reorganization or liquidation?

Plan of Liquidation was filed with Bankruptcy Administrator in June 2009.

I declare under penalty or perjury that the information contained in this report is true and correct to the best of my knowledge and belief.

Respectfully submitted this 16th, day of August, 2009.

CAPE FEAR BANK CORPORATION

BY:	/s/ Ralph N. Strayhorn
Ralph N. Strayhorn, CEO/President

I HAVE REVIEWED THE INFORMATION PROVIDED BY THE DEBTOR.

DATED: 9/21/09

/s/ TRAWICK H. STUBBS, JR.
TRAWICK H. STUBBS, JR. Attorney for Debtor Stubbs & Perdue, P.A. P.O. Box 1654 New Bern, NC 28563 (252) 633-2700 (252) 633-9600 Facsimile N.C. State Bar #4221

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART A:

CERTIFICATIONS

1.	Yes ☒	No ☐	All postpetition taxes [tax obligations arising after the chapter 11 petition was filed] are currently paid or deposited.

2.	Yes ☒	No ☐	All tax returns coming due post petition have been filed or extensions granted.

3.	Yes ☒	No ☐	All administrative expenses [postpetition obligations] other than taxes are current.

4.	Yes ☒	No ☐	All insurance remains in full force and effect in accordance with Local Bankruptcy Rule No. 4002-1(b)(1)(c).

5.	Yes ☒	No ☐	New books and records were opened as of the petition date and are being maintained monthly and are current.

6.	Yes ☒	No ☐	New DIP bank accounts were opened and are reconciled in accordance with Local Bankruptcy Rule No. 4002-1(b)(1).

7.	Yes ☒	No ☐	Pre-petition bank accounts have been closed.

8.	Yes ☒	No ☐	Prepetition debts [obligations due on or before the filing of the case] have not been paid since the filing of this case.

9.	Yes ☒	No ☐	Prepetition debts [obligations due on or before the filing of the case] have not been paid this reporting period.

10.	Yes ☒	No ☐	The only transfers of property made during this period were transfers which were in the ordinary course of business.

11.	Yes ☐	No ☒	Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.

12.	Yes ☒	No ☐	Copies of the corresponding bank statements are attached for each open account.

13.	Yes N/A	No ☐	If this report falls on the calendar quarter, the debtor has paid the chapter 11 quarterly fee.

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS NO, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

SUPPLEMENT TO PART A:

EXPLANATION OF CERTIFICATIONS REFLECTED AS “NO”

1.	Postpetition taxes not current or not deposited:

Type                      and amount $             unpaid or not deposited.

Type                      and amount $             unpaid or not deposited.

When will the debtor bring these taxes current?:

2.	Tax returns not filed:

3.	Administrative expenses [postpetition] other than taxes not current:

Type                      and amount $             unpaid.

Type                      and amount $             unpaid.

When will the debtor bring these payments current?:

4.	Description of uninsured estate property, reasons why and steps implemented to obtain insurance:

a.

b.

5.	Reason/explanation why new books and records have not been opened:

6.	Reason/explanation why new bank accounts have not been opened:

7.	Reason/explanation why old bank accounts have not been closed:

8.	List all prepetition debts which were paid since the petition date including the name and address of the creditor paid, the amount paid, and the justification for the payment [do not include payments to secured creditors or lessors under an adequate protection agreement.]

9.	List all prepetition debts paid this reporting period in the format identified in #8 above:

10.	List all property which was sold/transferred outside the ordinary course of business and whether prior authority for such transfer[s] was obtained from the court:

11.	If funds are not fully covered by FDIC or FSLIC insurance of $100,000.00, provide name of bank[s] where estate monies are deposited and the balance of all accounts therein:

First Federal S&L of Charleston, SC, balances at 8/31/2009 = $401,484.35. BA was to contact the bank about pledging collateral for the uninsured portion.

12.	Reason/explanation why bank statements were not attached:

13.	Reason/explanation why debtor has not paid the chapter 11 quarterly fee:

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART B:

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:	☒ General/Operating Account; #8023
☐ Tax Account;
☐ Payroll Account;
☐ Other:

		Amount
1.	CASH BALANCE FROM PREVIOUS MONTH’S REPORT:		$415,176.94

2.	TOTAL CASH RECEIPTS: [On following page- Supplement to Part B- provide a description of the source and amount]		$0.00

3.	CASH BALANCE AVAILABLE [#1 plus #2]		$415,176.94

4.	TOTAL CASH DISBURSEMENTS: [On following page- Supplement to Part B- provide a description of the disbursements]		$15,390.34

5.	ENDING CASH BALANCE [#3 less #4]		$399,786.60

	SUMMARY OF BANK ACCOUNT INFORMATION

6.	TOTAL BANK BALANCE =		$399,786.60

7.	PLUS UNCLEARED DEPOSITS		0.00

8.	LESS UNCLEARED CHECKS		0.00

9.	RECONCILED BALANCE:	*$	399,786.60

BANK NAME	ACCOUNT NUMBER	NATURE OF ACCOUNT
First Federal S&L	8023	General/Operating-Checking Account

*	If item #5 differs from Item #9, please explain:

SUPPLEMENT TO PART B:

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒ General/Operating Account; #8023
☐ Tax Account;
☐ Payroll Account;
☐ Other:

Amount
1. RECEIPTS:
Sales
Collection of postpetition accounts receivable
Collection of prepetition accounts receivable
Borrowing by debtor
Transfer from another account (# )
Other Income (describe on attachment)
Less allowance for returns and discounts
*TOTAL =	$0.00

* Total equals item #2/Total Cash Receipts on Part B.

Amount
2. DISBURSEMENTS:
Purchases of inventory
Net Payroll	$11,374.25
Payroll Taxes (transfer to tax account)	2,629.50
Rent
Other lease payments
Utilities (Telephone, Electricity, Other)
Sales Tax
Other taxes
Travel and Entertainment	378.51
Automobile or vehicle expense
Service charges	38.40
Vehicle insurance
Life and health insurance
Other insurance
Supplies
Freight
Advertising
Repairs and Maintenance
Payments to secured creditors
Other Expenses - BA Quarterly Fee	650.00
Misc Expenses	319.68
*TOTAL =	$15,390.34

*	Total equals item #4/Total Cash Disbursements on Part B.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART B:

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:	☐ General/Operating Account;
☒ Tax Account; #7996
☐ Payroll Account;
☐ Other:

		Amount
1.	CASH BALANCE FROM PREVIOUS MONTH’S REPORT:		$0.00

2.	TOTAL CASH RECEIPTS: [On following page- Supplement to Part B- provide a description of the source and amount]		$2,629.50

3.	CASH BALANCE AVAILABLE [#1 plus #2]		$2,629.50

4.	TOTAL CASH DISBURSEMENTS: [On following page- Supplement to Part B- provide a description of the disbursements]		$931.75

5.	ENDING CASH BALANCE [#3 less #4]		$1,697.75

	SUMMARY OF BANK ACCOUNT INFORMATION

6.	TOTAL BANK BALANCE =		$1,697.75

7.	PLUS UNCLEARED DEPOSITS		0.00

8.	LESS UNCLEARED CHECKS		0.00

9.	RECONCILED BALANCE:	*$	1,697.75

BANK NAME	ACCOUNT NUMBER	NATURE OF ACCOUNT
First Federal S&L	#7996	Tax-Checking Account

*	If item #5 differs from Item #9, please explain:

SUPPLEMENT TO PART B:

MUST BE COMPLETED FOR EACH OPEN BANK ACCOUNT

DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☐ General/Operating Account;
☒ Tax Account; #7996
☐ Payroll Account;
☐ Other:

Amount
1. RECEIPTS:
Sales
Collection of postpetition accounts receivable
Collection of prepetition accounts receivable
Borrowing by debtor
Transfer from another account (# 8023)	$2,629.50

Other Income (describe on attachment)
Less allowance for returns and discounts
*TOTAL =	$2,629.50

* TotaI equals item #2/Total Cash Receipts on Part B.

Amount
2. DISBURSEMENTS:
Purchases of inventory
Net Payroll (transfer to payroll account)
Payroll Taxe	$931.75

Rent
Other lease payments
Utilities (Telephone, Electricity, Other)
Sales Tax
Other taxes
Travel and Entertainment
Automobile or vehicle expense
Service charges
Vehicle insurance
Life and health insurance
Other insurance
Supplies
Freight
Advertising
Repairs and Maintenance
Payments to secured creditors
Other Expenses (describe on attachment)
*TOTAL =	$931.75

*	TotaI equals item #4/Total Cash Disbursements on Part B.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART C: N/A

SUMMARY OF ACCOUNTS RECEIVABLE

Amount
1.	Beginning Balance	$
2.	Sales on Account	$
3.	Collections on Account	$
4.	Ending Balance [Item #1 plus #2 minus #3]	$

STATUS OF COLLECTIONS:

Amount
Current to 30 days	$
31 to 60 days	$
61 to 90 days	$
91 to 120 days	$
121 days and older	$
TOTAL:	$

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART D: N/A

SUMMARY OF ACCOUNTS PAYABLE

[EXCLUDING PREPETITION ACCOUNTS PAYABLE]

Amount
Current to 30 days	$
31 to 60 days	$
61 to 90 days	$
91 to 120 days	$
121 days and older	$
TOTAL:	$

If there are payables outstanding greater than 60 days, please provide explanation:

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

Part E : N/A

STATUS OF PAYMENTS TO SECURED CREDITORS

1. Creditor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?             Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

2. Creditor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

3. Creditor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

4. Creditor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

5. Creditor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

6. Creditor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

[Attach a separate page for additional secured creditors]

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

Part F : N/A

STATUS OF PAYMENTS TO LESSORS

Provide the following information for all leases that have not been rejected:

1. Lessor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

2. Lessor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

3. Lessor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

4. Lessor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

5. Lessor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

6. Lessor Name:

Was this creditor paid a full payment this month?              Amount:

If not, was any amount paid to the creditor this month?              Amount:              Date:

Have all payments due to this creditors since the petition date been paid?

If not, how much is owed this creditor in missed or partial payments since the petition date?

[Attach a separate page for additional lessors]

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART G:

SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL REPORT

1.	Report all salaries received from or paid by the debtor to an owner or officer of the debtor. Check here If same as last monthly report or provide the following information:

Name of Officer/Owner	Title	Amount of Compensation Authorized By the Court	Amount of Compensation Received this month	Date Approved
Ralph N. Strayhorn	CEO/President	$6,000 per month	$4,000	8/17/2009

2.	Personnel Report:

☒	Check here if same as last monthly report or provide the following information:

Full Time
Total number of employees at beginning of the reporting period
Number hired during the period
Number terminated/resigned during the period
Total number of employees at the end of the period

3.	Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

Name of Professional	Type of Service (i.e. acct, attv, etc)	Amount of Compensation Authorized By the Court	Amount of Compensation Received	Date Approved

None.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART H:

ACCRUAL BASIS INCOME/[LOSS] FOR THE MONTH

		Amount
1.	Total Sales or Revenue		$0.00

2.	Cost of Goods Sold
	Material:	$
	Labor:		$12,000.00

	Other:		$1,042.59

	TOTAL COSTS		$13.042.59

3.	Gross Profit [Item #1 minus item #2]		$(13,042.59)

4.	TOTAL OPERATING EXPENSES		$650.00

5.	Net Profit or <Loss> [Item #3 minus #4]		$(13,692.59)

6.	Total Non-Operating Income/Expenses		$0.00

7.	Net Profit or <Loss> [Item #5 minus #6]		$(13,692.59)

[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]

CAPE FEAR BANK CORPORATION

INCOME/EXPENSE STATEMENT

August 31, 2009

		Month Ending 8/31/2009	Month Ending 7/31/2009	Year to Date Jan-Aug 2009
Income:
32508577	Equity in Earnings of Bank	—	—	(31,482,636.10)
32508677	Equity in Earnings of Trust	—	—	4,581.14
33000577	Misc Income	—	—	—

	Total Income	—	—	(31,478,054.96)

Expense:
45100877	Accretion of Discount-Sub Deb	—	—	(2,486.89)
45100977	Int Expense-Subordin Debenture	—	—	152,359.81
45602077	Legal Expense	—	—	90,047.69
45602277	Accounting Expense	—	—	—
45602377	Data Processing Expense	319.68	—	639.36
45602477	Contract Services Expense	8,000.00	—	32,000.00
45602577	Salary Expense	4,000.00	—	28,000.00
45602677	FICA Expense	306.00	—	2,142.00
45602777	Unemployment Tax-Federal	—	—	56.00
45602877	Unemployment Tax-State	—	—	231.60
45602977	Payroll Admin Expense	38.40	—	168.00
45607277	Stockholders Expense	—	—	171,383.28
45609077	Other Expense	1,028.51	871.60	3,076.47
45800377	Corp Franchise Tax	—	—	45,000.00
45800577	Prov for State Inc Tax	—	—	—
45800777	Prov for Federal Inc Tax	—	—	(171,200.00)

	Total Expense	13,692.59	871.60	351,417.32

	Net Income	(13,692.59)	(871.60)	(31,829,472.28)

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE MONTH OF AUGUST     , 2009

PART I: ACCRUAL BASIS BALANCE SHEET

This part must be submitted with the first monthly report and thereafter on a quarterly basis, with the reports for March, June, September and December, unless a different date is agreed to by the Bankruptcy Administrator, until confirmation of the plan. It is permissible and helpful if a balance sheet is submitted more often than once a quarter, but not required. An “in house” report may be attached, with the approval of the Bankruptcy Administrator, provided it meets the accrual requirement.

ASSETS
CURRENT ASSETS
Cash	$401,484.35
Accounts receivable [net]	0

Other receivables	405,678.31
Inventories	0

Prepaid	32,310.55
Total Current Assets	839,473.21
FIXED, LONG TERM, AND OTHER ASSETS
Land	0
Fixed Assets	0

Accumulated depreciation on fixed assets	0
Other Assets - Net	310,000.00
Total fixed, long term and other assets	310,000.00
Total assets	$1,149,473.21
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$174,699.58
Notes Payable	0

Salaries Payable	0

Payroll Taxes Payable	0

Income Taxes Payable	0

Other Current Liabilities	174,699.58
Total Current Liabilities
LONG TERM LIABILITIES
Prepetition Liabilities	$10,310,000.00
Postpetition Long Term	0
Total Long Term Liabilities	10,310,000.00
TOTAL LIABILITIES	$10,484,699.58
OWNERS’ [STOCKHOLDERS’] EQUITY
Stock [investment in company]	$13,446,247.50
Retained Earning	(22,781,473.87)
Total Owners Equity	(9,335,226.37)
Total Liabilities and Owners’ Equity	$1,149,473.21

CAPE FEAR BANK CORPORATION

BALANCE SHEET

August 31, 2009

		Month End 8/31/2009	Month End 7/31/2009
Assets:
10210077	First Federal-Operating Acct	399,786.60	415,176.94
10210177	First Federal-Tax Acct	1,697.75	—
10802577	Dividend Receivable	5,078.31	5,078.31
10805577	Tax Benefit Receivable	400,600.00	400,600.00
10811077	Prepaid Franchise Tax	—	—
10811177	Prepaid Other	32,310.55	32,310.55
10819277	Investment in Trust	310,000.00	310,000.00
10819377	Investment in Bank	—	—
10819477	Due from Subsidiary	—	—

	Total Assets	1,149,473.21	1,163,165.80

Liabilities:
21501177	Subordinated Deb-Payable to Tr	10,310,000.00	10,310,000.00
21600577	Accr Taxes Payable	—	—
21600677	A/P-Federal Withholding	—	—
21600777	A/P-State Withholding	—	—
21600877	A/P-FICA Withholding	—	—
21602777	Interest Payable	168,894.82	168,894.82
21708077	Discount on Subordin Debenture	5,804.76	5,804.76
21709077	Due to Subsidiary	—	—
21709577	Other Liabilities	—	—
21710077	Dividends Payable	—	—

	Total Liabilities	10,484,699.58	10,484,699.58

Equity:
29001077	Common Stock	13,446,247.50	13,446,247.50
29001577	Addl Paid in Capital	13,994,472.20	13,994,472.20
29002077	Retained Earnings	(4,628,687.33)	(4,628,687.33)
29002977	FASB 123R Option Adj	281,456.79	281,456.79
29003077	Accumulated Other Compre Inc	(599,243.25)	(599,243.25)
	Net Income	(31,829,472.28)	(31,815,779.69)

	Total Equity/Capital	(9,335,226.37)	(9,321,533.78)

	Total Liabilities/Capital	1,149,473.21	1,163,165.80

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT

FOR THE QUARTER OF AUGUST     , 2009

Exhibit J: Chapter 11 Quarterly Fees

To be completed quarterly. Only complete the information for the current quarter. Disbursements include: Sum total of disbursements from all bank accounts, including payments of operating expenses and payments to secured creditors and lessors. Disbursements do not include transfers between accounts. Quarterly fees are not prorated.

1st Quarter

Disbursements for January, 20     :

Disbursements for February, 20     :              Amount of Fee Due:

Disbursements for March, 20     :              Amount Paid:

Total Disbursements for the 1st Quarter:

2nd Quarter

Disbursements for April, 20     :

Disbursements for May, 20     :              Amount of Fee Due:

Disbursements for June, 20     :              Amount Paid:

Total Disbursements for the 2nd Quarter:

3rd Quarter

Disbursements for July, 2009: $7,578.90

Disbursements for August, 2009: $13,692.59 Amount of Fee Due:

Disbursements for September, 20     :              Amount Paid:

Total Disbursements for the 3rd Quarter:

4th Quarter

Disbursements for October, 20     :

Disbursements for November, 20     :              Amount of Fee Due:

Disbursements for December, 20     :              Amount Paid:

Total Disbursements due for the 4th Quarter:

Chapter 11 Quarterly Fees Scale

Distribution Range	Amount Due
$0 to $14,999.99	$325.00
$15,000 - $74,999.99	$650.00
$75,000 - $149,999.99	$975.00
$150,000 - $224,999.99	$1,625.00
$225,000 - $299,999.99	$1,950.00
$300,000 - $999,999.99	$4,875.00
$1,000,000 - $1,999,999.99	$6,500.00
$2,000,000 - $2,999,999.99	$9,750.00
$3,000,000 - $4,999,999.99	$10,400.00
$5,000,000 - $14,999,999.99	$13,000.00
$15,000,000 - $29,999,999.99	$20,000.00
$30,000,000 or more	$30,000.00

If the amount paid differs from the amount due, please provide an explanation: